Exhibit 10.1

FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated as of September 10, 2009, is made and entered into by and among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Borrower”), the WYNN AMENDMENT PARTIES (as hereinafter defined) and EACH OF THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (the “Consenting Lenders”).

RECITALS

A.           The Borrower and the Consenting Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of August 15, 2006, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of April 9, 2007, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2007, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of September 17, 2008, and that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009 (the “Credit Agreement”), among the Borrower, Deutsche Bank Trust Company Americas, as administrative agent (in such capacity, the “Administrative Agent”), issuing lender and swing line lender, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Societe Generale, as joint documentation agent, Bank of Scotland, as managing agent, HSH Nordbank AG, as managing agent, The Royal Bank of Scotland plc, as managing agent, Wachovia Bank, as managing agent, and the several banks and other financial institutions or entities from time to time parties thereto as lenders (the “Lenders”).

B.           In connection with the Credit Agreement, each of Wynn Las Vegas Capital Corp., a Nevada corporation (“Capital Corp.”), Wynn Show Performers, LLC, a Nevada limited liability company (“Show Performers”), Wynn Golf, LLC, a Nevada limited liability company (“Wynn Golf”), Wynn Sunrise, LLC, a Nevada limited liability company (“Wynn Sunrise”), World Travel, LLC, a Nevada limited liability company (“World Travel”), Kevyn, LLC, a Nevada limited liability company (“Kevyn”), Las Vegas Jet, LLC, a Nevada limited liability company (“Las Vegas Jet”), Wynn Resorts Holdings, LLC, a Nevada limited liability company (“Wynn Resorts Holdings”), and Wynn Completion Guarantor, LLC, a Nevada limited liability company (“Completion Guarantor” and together with Capital Corp., Show Performers, Wynn Golf, Wynn Sunrise, World Travel, Kevyn, Las Vegas Jet and Wynn Resorts Holdings, the “Wynn Amendment Parties”), have executed certain Loan Documents (as defined in the Credit Agreement).

C.           The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Fifth Amendment, to amend certain provisions of the Credit

Agreement and certain other Loan Documents in order to, among other things, permit the Borrower and Capital Corp. to issue a new tranche of senior secured first mortgage notes, to be secured on a pari passu basis with the Obligations under the Loan Documents, in a principal amount up to $500,000,000.

D.           The Consenting Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Consenting Lenders and the Wynn Amendment Parties agree as follows:

1.           Definitions.  Except as otherwise expressly provided herein, capitalized terms used in this Fifth Amendment shall have the meanings given in the Credit Agreement and the rules of interpretation set forth in the Credit Agreement shall apply to this Fifth Amendment.

2.           Amendments.

(a)         The Borrower and Capital Corp. shall be entitled, subject to the conditions set forth in Section 2(b) below, to issue, on one or more occasions on or prior to March 31, 2010, up to an aggregate principal amount of $500,000,000 in senior secured notes (the “Senior Secured Notes”) secured by the Collateral (other than the Bank Separate Collateral (as defined in the Intercreditor Agreement)) and, in furtherance of the foregoing, Section 7.2(f) of the Credit Agreement is hereby amended by deleting the word “and” where it appears at the end of clause (i) thereof and adding the following immediately prior to the semi-colon at the end of clause (ii) thereof:

“; and (iii) Indebtedness of the Borrower and Capital Corp. in the form of senior secured notes constituting First Lien Secured Obligations (the “Senior Secured Notes”) in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this subclause (iii), not to exceed the lesser of (A) $500,000,000 and (B) the amount of such Senior Secured Notes permitted to be incurred under the 2014 Notes Indenture by the Loan Parties on the date that such Indebtedness is issued or obtained in reliance on this subclause (iii), and Guarantee Obligations of any Loan Party with respect thereto; provided that (I) the Senior Secured Notes shall be issued by the Borrower and/or Capital Corp. on or prior to March 31, 2010 (it being understood that any Permitted Refinancing Indebtedness in respect thereof may be issued at any time subsequent to the issuance of the Senior Secured Notes), (II) the Senior Secured Notes shall have a final maturity date not earlier than the final maturity date of, and have a Weighted Average Life to Maturity equal to or greater than the Weighted

Average Life to Maturity of, the 2014 Notes, (III) subject to clause (II) above, the terms and conditions of the Senior Secured Notes (including the pricing, covenants and restrictions contained in the agreements governing the Senior Secured Notes) shall be in form and substance satisfactory to the Majority of the Arrangers and (IV) upon each issuance of Senior Secured Notes, the Borrower shall prepay Term B Loans, reduce Revolving Credit Commitments and/or prepay Revolving Credit Loans as provided in Section 2.12(e);”.

(b)        The Senior Secured Notes may not be issued unless, with respect to each issuance,  each of the following conditions shall have been satisfied (or waived):

(i)           no Event of Default shall have occurred and be continuing immediately prior to the issuance of the Senior Secured Notes or could reasonably be expected to result therefrom;

(ii)           each of the Loan Documents shall be amended or reaffirmed (any such amendments or reaffirmations, a “Loan Document Amendment”) if and as the Administrative Agent reasonably determines such amendment or reaffirmation is necessary or appropriate in order to (A) maintain or reaffirm the security interest of the Collateral Agent and the other Secured Parties in the Collateral, (B) cause or ensure that the obligations of the Borrower and the Wynn Amendment Parties with respect to the Senior Secured Notes are secured by the Collateral (other than the Bank Separate Collateral (as defined in the Intercreditor Agreement)) and (C) otherwise effectuate the transactions or other amendments contemplated hereby, including without limitation, providing for the pari passu treatment of the obligations under the Loan Documents, the 2014 Notes Indenture and the Senior Secured Notes Indenture.  Each Loan Document Amendment shall have been executed by all the parties thereto and shall be in full force and effect and, in the case of any amendments to the Mortgages, shall have been recorded in the appropriate real property records of the State of Nevada;

(iii)           the Borrower and the applicable Wynn Amendment Parties shall have obtained and delivered to the Administrative Agent appropriate endorsements or supplements to the Title Policy with respect to the Mortgages (the “Existing Title Policy”), or a commitment to issue such endorsements or supplements, in each case in form and substance reasonably satisfactory to the Administrative Agent (i) ensuring the Lenders that the amendments to the Mortgages made pursuant to Section 2(b)(ii) do not adversely affect the Lenders’ title and extended coverage insurance contained in the Existing Title Policy and (ii) providing that  the insured amount of the Existing Title Policy after giving effect to such issuance and any corresponding prepayment of Loans and commitment reductions is not less than the aggregate amount of Term Loans outstanding under the Credit Agreement, Revolving Commitments outstanding under the Credit Agreement, the aggregate principal amount of the 2014 Notes and the aggregate principal amount of the Senior Secured Notes;

(iv)           the Borrower shall have delivered to the Administrative Agent an executed copy of a Senior Secured Notes Issuance Certificate in the form attached hereto as Exhibit A

(with such amendments or changes as may be reasonably requested by the Administrative Agent);

(v)           on or prior to the issuance of the Senior Secured Notes, the Borrower shall have delivered to the Administrative Agent one or more legal opinions of counsel to the Borrower and each of the Wynn Amendment Parties, in each case with respect to such matters as the Administrative Agent may reasonably request and in form and substance reasonably satisfactory to the Administrative Agent; and

(vi)           the Senior Secured Notes Trustee shall have executed a joinder to the Intercreditor Agreement as contemplated by Section 10.15 thereof and otherwise in form and substance satisfactory to the Administrative Agent.

(c)        Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

(i)           ““Senior Secured Notes”: as defined in Section 7.2(f)(iii)”;

(ii)           ““Senior Secured Notes Indenture”:  the indenture entered into, or to be entered into, by the Borrower and Capital Corp., as issuers, certain guarantors named therein and the Senior Secured Notes Trustee”; and

(iii)           ““Senior Secured Notes Trustee”: the indenture trustee acting on behalf of the holders of the Senior Secured Notes”.

(d)        Section 1.1 of the Credit Agreement is hereby further amended by:

(i)           replacing the definition of “Intercreditor Agreement” where it appears therein with the following:

““Intercreditor Agreement”:  the Intercreditor Agreement dated as of the Closing Date, among the Collateral Agent and the Administrative Agent, the 2014 Notes Indenture Trustee and the other Project Credit Parties (as defined therein) from time to time party thereto, including, in the event the Senior Secured Notes are issued, the Senior Secured Notes Trustee.”;

(ii)           replacing the definition of “Management Fee Subordination Agreement” where it appears therein with the following:

““Management Fee Subordination Agreement”: collectively, (i) the Management Fee Subordination Agreement, dated as of the Closing Date, among the Loan Parties, Wynn Resorts, the 2014 Notes Indenture Trustee and the Administrative Agent and (ii) from and after the execution thereof, the Management Fee Subordination Agreement, dated as of the date of the issuance of Senior Secured Notes, among the Loan Parties, Wynn Resorts and the Senior Secured Notes Trustee.”;

(iii)           adding the words “or Senior Secured Notes” immediately after the words “2014 Notes” where such words appear in the definition of “Permitted Notes Repurchase” and “Permitted Refinancing Indebtedness”.

(e)        Section 1.3(a) of the Credit Agreement is hereby amended by replacing the words “and the Additional 2014 Notes”, where such words appear therein, with the words “, the Additional 2014 Notes and the Senior Secured Notes”.

(f)         Section 2.12(e) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

“(e)(i)                      In the case of each issuance of Senior Secured Notes, on a date to be determined by the Borrower pursuant to written notice to the Administrative Agent delivered on or prior to such issuance (such date to be no later than the third Business Day after such issuance), the Revolving Credit Commitments shall be reduced and the Term B Loans shall be prepaid in an amount equal to 75% of the Net Cash Proceeds from such issuance in the following order of priority until such amount has been fully applied:

(A) first, the Revolving Credit 1 Commitments shall automatically, without further action by the Borrower, the Administrative Agent or the Lenders, be permanently reduced until reduced to zero dollars ($0.00);

(B) second, the Revolving Credit 2 Commitments shall automatically, without further action by the Borrower, the Administrative Agent or the Lenders, be permanently reduced in an aggregate amount, for all issuances of Senior Secured Notes, equal to $60,975,000 plus 10% of the amount of New Revolving Credit Commitments established after August 13, 2009 and prior to such issuance;

(C) third, the Revolving Credit 2 Commitments shall automatically, without further action by the Borrower, the Administrative Agent or the Lenders, be permanently further reduced in an aggregate amount, for all issuances of Senior Secured Notes, equal to $54,877,500 plus 9% of the amount of New Revolving Credit Commitments established after August 13, 2009 and prior to such issuance;

(D) fourth, the Borrower shall prepay the Term B Loans in such amounts so that no installment will be due on the Term B Loans on September 30, 2012;

(E) fifth, the Term B Loans shall be prepaid and Revolving Credit 2 Commitments shall be permanently reduced on a pro rata basis in accordance with the then outstanding amounts of the Term B Loans and Revolving Credit 2 Commitments.  The reduction of the Revolving Credit 2 Commitments pursuant to this clause (E) shall be automatic and without any further action by the Borrower, the Administrative Agent or the Lenders.

If, at the time of any such reduction in Revolving Credit Commitments,  the Total Revolving 1 Extensions of Credit would exceed the Total Revolving Credit 1 Commitments, as so reduced, or the Total Revolving 2 Extensions of Credit would exceed the Total Revolving Credit 2 Commitments as so reduced, the Borrower shall make a prepayment of Revolving Credit 1 Loans or Revolving Credit 2 Loans and/or Swing Line Loans, as applicable, in an amount such that the Total Revolving 1 Extensions of Credit shall not exceed the Total Revolving Credit 1 Commitments as so reduced, and the Total Revolving 2 Extensions of Credit shall not exceed the Total Revolving Credit 2 Commitments as so reduced.  All reductions in Revolving Credit Commitments pursuant to this Section 2.12(e)(i) shall be made pro rata among the Revolving Credit 1 Lenders or the Revolving Credit 2 Lenders, as applicable, according to their respective Revolving Credit 1 Percentages or Revolving Credit 2 Percentages, as the case may be.

(ii)           Within three Business Days after each issuance of Senior Secured Notes, the Borrower shall use all Net Cash Proceeds from such issuance remaining after the application thereof in accordance with Section 2.12(e)(i) above to prepay Revolving Credit 2 Loans without any reduction in Revolving Credit 2 Commitments.  Any such prepayment shall be made pro rata among the Revolving Credit 2 Lenders according to their respective Revolving Credit 2 Percentages.

(iii)           On August 31, 2011, the Revolving Credit 2 Commitment of each Revolving Credit 2 Lender shall automatically, without further action by the Borrower, the Administrative Agent or the Lenders, be permanently reduced by ten percent (10%) of the amount of the Revolving Credit 2 Commitment of such Lender then in effect; provided, however, that the aggregate amount of the foregoing reduction shall be reduced, Dollar for Dollar, by the aggregate amount of the reductions to the Revolving Credit 2 Commitments, if any, made in accordance with Section 2.12(e)(i)(B) above (and any remaining reduction shall be allocated pro rata among the Revolving Credit 2 Lenders according to their respective Revolving Credit 2 Percentages).  If, at the time of such reduction on August 31, 2011, the Total Revolving 2 Extensions of Credit would exceed the Total Revolving Credit 2 Commitments as so reduced, the Borrower shall make a prepayment of Revolving Credit 2 Loans and/or Swing Line Loans in an amount such that the Total Revolving 2 Extensions of Credit shall not exceed the Total Revolving Credit 2 Commitments as so reduced.

(iv)           On August 31, 2012, the Revolving Credit 2 Commitment of each Revolving Credit 2 Lender shall automatically, without further action by the Borrower, the Administrative Agent or the Lenders, be permanently reduced by ten percent (10%) of the amount of the Revolving Credit 2 Commitment of such Lender then in effect; provided, however, that the aggregate amount of the foregoing reduction shall be reduced, Dollar for Dollar, by the aggregate amount of the reductions to the Revolving Credit 2 Commitments, if any, made in accordance with Section 2.12(e)(i)(C) above (and any remaining reduction shall be allocated pro rata among the Revolving Credit 2 Lenders according to their respective Revolving Credit 2 Percentages).  If, at the time of such reduction on August 31, 2012, the Total Revolving 2 Extensions of Credit would exceed the Total Revolving Credit 2 Commitments as so reduced, the Borrower shall make a prepayment of Revolving Credit 2 Loans and/or Swing Line Loans in an amount such that the Total Revolving 2 Extensions of Credit shall not exceed the Total Revolving Credit 2 Commitments as so reduced.

(g)        Section 2.18(b) of the Credit Agreement is hereby amended by inserting the following language at the end of the first sentence thereof:

“; provided, however, that any prepayment made pursuant to Section 2.12(e)(i)(D) shall be applied in its entirety to reduce the installment of the Term B Loans due on September 30, 2012”.

(h)        Section 2.26(a) of the Credit Agreement is hereby amended by deleting clause (C) thereof in its entirety and replacing it with the following:

“(C) to the extent the 2014 Notes or Senior Secured Notes remain outstanding, a certification by the Borrower that the establishment of the New Revolving Credit Commitments and/or the New Term Loan Commitments, as applicable, does not violate any provisions of the 2014 Notes Indenture or the Senior Secured Notes Indenture, or has otherwise been consented to by any party whose consent is required by the terms thereof”.

(i)         Section 4 of the Credit Agreement is hereby amended by deleting Section 4.21 thereof in its entirety and replacing it with the following:

“4.21           Senior Indebtedness.  The Obligations (including, without limitation, the guarantee obligations of each Guarantor under the Loan Documents) constitute senior secured debt of each of the Loan Parties and is permitted debt under and as defined in each of the 2014 Notes Indenture and Senior Secured Notes Indenture.  The 2014 Notes and the Senior Secured Notes are the legal, valid and binding obligations of the Borrower and Capital Corp., enforceable against the Borrower and Capital Corp. in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.  The issuance and sale of the 2014 Notes and the Senior Secured Notes by the Borrower and Capital Corp. did not violate any applicable federal or state securities laws.”

(j)         Section 7.2(n) of the Credit Agreement is hereby amended by adding the words (i) “and the Senior Secured Notes Indenture” immediately after the words “2014 Notes Indenture” where such words appear therein and (ii) “and the Senior Secured Notes” immediately after the words “2014 Notes” where such words appear therein.

(k)        Section 7.3(k) of the Credit Agreement is hereby amended by adding the words “and/or 7.2(f)(iii)” immediately prior to the semi-colon at the end of such Section.

(l)         Section 7.8(p) of the Credit Agreement is hereby amended by adding the words “or Senior Secured Notes” immediately after the words “2014 Notes” where such words appear therein.

(m)       Section 7.9 of the Credit Agreement is hereby amended by (i) adding the words “or Senior Secured Notes” immediately after the words “2014 Notes” where such words are used for the first two times therein and (ii) adding the words “or Senior Secured Notes, as the case may be” immediately after the words “2014 Notes” where such words are used for the third time therein.

(n)        Section 7.10 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:

“(i)            (A) the issuance by the Borrower and/or Capital Corp. of the exchange notes contemplated by the 2014 Notes Indenture as of the Closing Date (including any exchange notes issued in exchange for Additional 2014 Notes) and (B) the issuance by the Borrower and/or Capital Corp. of the exchange notes contemplated by the Senior Secured Notes Indenture as in effect as of the date of the initial issuance of the Senior Secured Notes thereunder;”.

(o)        Section 7.10 of the Credit Agreement is hereby further amended by deleting clause (l) thereof in its entirety and replacing it with the following:

“(l)           any repurchase of 2014 Notes or Senior Secured Notes permitted by Section 7.9.”.

3.         Loan Document Amendments.  The Administrative Agent is hereby directed by the Consenting Lenders to execute and enter into, or to direct the Collateral Agent to execute and enter into, as applicable, the Loan Document Amendments, including specifically and without limitation, amendments to the Security Documents and the other Loan Documents to provide that the Loan Parties’ obligations under the Senior Secured Notes shall be secured by the Shared Collateral (as defined in the Intercreditor Agreement) pledged or granted under the Security Documents on a pari passu basis with the Loans.

4.         Representations and Warranties.  To induce the Consenting Lenders to agree to this Fifth Amendment, the Borrower represents to the Administrative Agent and the Lenders that as of the date hereof and as of the date of each issuance of Senior Secured Notes:

(a)        each of the Borrower and each of the Wynn Amendment Parties has all power and authority to enter into this Fifth Amendment and the Loan Document Amendments (collectively, the “Fifth Amendment Documents”) to which it is a party and that have been entered into by the Borrower or such Wynn Amendment Party as of the date this representation is being made, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Fifth Amendment Documents to which it is a party;

(b)        the execution and delivery of the Fifth Amendment Documents and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of the Fifth Amendment Documents to which the Borrower or any Wynn Amendment Party is a party and that have been entered into by the Borrower or such Wynn Amendment Party as of the date this representation is being made have been duly authorized by all necessary action on the part of the Borrower and such Wynn Amendment Party;

(c)        the execution and delivery of each of the Fifth Amendment Documents that have been entered into by the Borrower or any of the Wynn Amendment Parties as of the date this representation is being made and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of such Fifth Amendment Documents to which any such entity is a party do not and will not conflict with or violate (i) any provision of the articles of incorporation or bylaws (or similar constituent documents) of the Borrower or such Wynn Amendment Party, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Wynn Amendment Party, or (iv) any indenture, agreement or instrument to which the Borrower or any Wynn Amendment Party is a party or by which the Borrower or any Wynn Amendment Party, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person that has not been obtained;

(d)        each of the Fifth Amendment Documents that has been entered into by the Borrower or any of the Wynn Amendment Parties as of the date this representation is being made has been duly executed and delivered by the Borrower or such Wynn Amendment Party party thereto, as the case may be, and the Credit Agreement and the other Loan Documents, as amended by the Fifth Amendment Documents, are the legal, valid and binding obligations of the

Borrower and each of the Wynn Amendment Parties party thereto, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(e)        after giving effect to any of the Fifth Amendment Documents that have been entered into by the Borrower or any of the Wynn Amendment Parties as of the date this representation is being made, no event has occurred and is continuing or will result from the execution and delivery of such Fifth Amendment Document that would constitute a Default or an Event of Default;

(f)         since the Amended and Restated Effective Date (as defined in the Credit Agreement), no event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

(g)        each of the representations and warranties made by the Borrower or any of the Wynn Amendment Parties in or pursuant to the Loan Documents to which such entity is a party, as amended hereby and by the Fifth Amendment Documents, are true and correct in all material respects on and as of the date this representation is being made, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

5.          Effectiveness of this Fifth Amendment.  This Fifth Amendment shall be effective only if and when signed by the Borrower, the Wynn Amendment Parties, the Required Lenders, the Required Facility Lenders under the Revolving Credit Facility and the Required Facility Lenders under the Term B Loan Facility.

6.          Acknowledgments.  By executing this Fifth Amendment, each of the Wynn Amendment Parties (other than Wynn Resorts Holdings and Completion Guarantor) (a) consents to the Fifth Amendment Documents and the issuance by the Borrower and Capital Corp. of the Senior Secured Notes, (b) acknowledges that notwithstanding the execution and delivery of the Fifth Amendment Documents, or any prior amendments to the Loan Documents, and the issuance by the Borrower and Capital Corp. of the Senior Secured Notes, the obligations of each of the Wynn Amendment Parties under the Guarantee are not impaired or affected (except as provided for in the Fifth Amendment Documents) and the Guarantee continues in full force and effect and shall apply to the Obligations as amended by the Fifth Amendment Documents and (c) affirms and ratifies the Guarantee.  By executing this Fifth Amendment, the Borrower and each of the Wynn Amendment Parties (other than Completion Guarantor) (a) consents to the Fifth Amendment Documents and the issuance by the Borrower and Capital Corp. of the Senior Secured Notes, (b) acknowledges that notwithstanding the execution and delivery of the Fifth Amendment Documents, or any prior amendments to the Loan Documents, and the issuance by the Borrower and Capital Corp. of the Senior Secured Notes, the obligations of the Borrower and each of the Wynn Amendment Parties under the Security Documents to which it is a party (other than the Guarantee) are not impaired or affected (except as provided for in the Fifth Amendment

Documents) and the Security Documents continue in full force and effect and shall secure the Obligations as amended by the Fifth Amendment Documents and (c) affirms and ratifies such Security Documents.  By executing this Fifth Amendment, Completion Guarantor (a) consents to the Fifth Amendment Documents and the issuance by the Borrower and Capital Corp. of the Senior Secured Notes, (b) acknowledges that notwithstanding the execution and delivery of the Fifth Amendment Documents, or any prior amendments to the Loan Documents, and the issuance by the Borrower and Capital Corp. of the Senior Secured Notes, the obligations of Completion Guarantor under the Completion Guaranty are not impaired or affected (except as provided for in the Fifth Amendment Documents) and the Completion Guaranty continues in full force and effect and shall apply to the Obligations as amended by the Fifth Amendment Documents and (c) affirms and ratifies the Completion Guaranty.

7.         Miscellaneous. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  This Fifth Amendment may be executed in one or more counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.  Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Except as amended hereby and the other Fifth Amendment Documents, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.  This Fifth Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement.  Section 10.12 of the Credit Agreement shall apply to this Fifth Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth therein.

8.         Effectiveness of Amendment to Security Agreement.  Notwithstanding anything herein to the contrary, each of the Borrower, the Wynn Amendment Parties and the Consenting Lenders hereby agree and acknowledge that, any amendment of the Security Agreement contemplated hereby shall, only insofar as it relates to collateral consisting of pledged equity in any entity licensed by or registered with the Nevada Gaming Authorities (but not in any other aspect thereof), only become effective when such amendment is approved by the Nevada Gaming Authorities.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be duly executed by their officers or officers of their sole ultimate members thereunto duly authorized as of the day and year first above written.

WYNN LAS VEGAS, LLC, a Nevada limited liability company				WYNN GOLF, LLC, a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member			By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member			By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	/s/ Matt Maddox			By:	Wynn Resorts, Limited, a Nevada
		Name:	Matt Maddox				corporation, its sole member
		Title:	Chief Financial Officer and Treasurer
							By:	/s/ Matt Maddox
							Name:	Matt Maddox
							Title:	Chief Financial Officer and Treasurer

WYNN SUNRISE, LLC, a Nevada limited liability company					WORLD TRAVEL, LLC, a Nevada limited liability company

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member				By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member				By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member				By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

								By:	/s/ Matt Maddox
			By:	/s/ Matt Maddox				Name:	Matt Maddox
			Name:	Matt Maddox				Title:	Title: Chief Financial Officer and Treasurer
			Title:	Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to
Wynn Las Vegas Amended and Restated Credit Agreement]

LAS VEGAS JET, LLC, a Nevada limited liability company					WYNN SHOW PERFORMERS, LLC, a Nevada limited liability company

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member				By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member				By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member				By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

								By:	/s/ Matt Maddox
			By:	/s/ Matt Maddox				Name:	Matt Maddox
			Name:	Matt Maddox				Title:	Title: Chief Financial Officer and Treasurer
			Title:	Chief Financial Officer and Treasurer

KEVYN, LLC, a Nevada limited liability company					WYNN LAS VEGAS CAPITAL CORP., a Nevada corporation

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its sole member				By:	/s/ Matt Maddox
					Name:	Matt Maddox
					Title:	Title: Chief Financial Officer and Treasurer

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

			By:	/s/ Matt Maddox
			Name:	Matt Maddox
			Title:	Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to
Wynn Las Vegas Amended and Restated Credit Agreement]

WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company,

By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

	By:	/s/ Matt Maddox
	Name:	Matt Maddox
	Title:	Chief Financial Officer and Treasurer

WYNN COMPLETION GUARANTOR, LLC, a Nevada limited liability company

By:	Wynn Las Vegas, LLC, a Nevada limited liability company, its control manager

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

			By:	/s/ Matt Maddox
			Name:	Matt Maddox
			Title:	Chief Financial Officer and Treasurer

[Signature Page to Fifth Amendment to
Wynn Las Vegas Amended and Restated Credit Agreement]

By executing this Fifth Amendment, we hereby consent to the Fifth Amendment in our capacity as a Lender under the Credit Agreement.

[LENDER]

By:
Name:
Title:

By:
Name:
Title:

*              Form of signature page executed by the other lenders party to this amendment.

[Signature Page to Fifth Amendment to
Wynn Las Vegas Amended and Restated Credit Agreement]

Acknowledged:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Administrative Agent on
behalf of the Lenders

By:	/s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Director

[Signature Page to Fifth Amendment to
Wynn Las Vegas Amended and Restated Credit Agreement]

EXHIBIT A
FORM OF SECURED NOTES ISSUANCE CERTIFICATE

SECURED NOTES ISSUANCE CERTIFICATE

(Delivered pursuant to Section 2(b)(iv) of the Fifth Amendment to Credit Agreement)

Date: _________ __, 20__

Deutsche Bank Trust Company Americas,
  as Administrative Agent
c/o Deutsche Bank Securities Inc.
200 Crescent Court, Suite 550
Dallas, Texas 75201
Attn: Gerard Dupont

And the Lenders party to the Credit Agreement
referred to in the Fifth Amendment

This certificate is being delivered by WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Borrower”), pursuant to Section 2(b)(iv) of that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of September 10, 2009 (the “Fifth Amendment”), by and among the Borrower, the Wynn Amendment Parties (as defined therein) and the Consenting Lenders (as defined therein).   References herein to the “Credit Agreement” shall be to the Credit Agreement described in the Fifth Amendment, as the same may have been amended, amended and restated, supplemented or otherwise modified from time to time to the date hereof, and capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

The Borrower hereby certifies to the Administrative Agent and the Lenders that:

1.           The Borrower is issuing on the date hereof $[_________] in principal amount of Senior Secured Notes in accordance with Section 7.2(f)(iii) of the Credit Agreement;

2.           Each of the representations and warranties set forth in Section 4 of the Fifth Amendment are true and correct in all respects on and as of the date hereof;

3.           No Default or Event of Default has occurred and is continuing or could reasonably be expected to result from the issuance of Senior Secured Notes on the date hereof; and

4.           The Senior Secured Notes issued on the date hereof constitute Indebtedness under a Permitted Additional Senior Secured Debt Agreement (as defined in the Intercreditor

Agreement) and Permitted Refinancing Indebtedness under Section 4.09(b)(3) of the 2014 Notes Indenture that refinances Indebtedness permitted under Section 4.09(a) of the 2014 Notes Indenture.

The Borrower hereby acknowledges that, pursuant to Section 2.12(e) of the Credit Agreement, the Revolving Credit Commitments shall be reduced, without further action by the Borrower, the Administrative Agent or the Lenders, and the Term B Loans shall be prepaid, in each case on [________], 20[__], as follows:1

a.	Reduction of Revolving Credit 1 Commitments pursuant to Section 2.12(e)(i)(A) of the Credit Agreement:
$

a.	Reduction of Revolving Credit 2 Commitments pursuant to Section 2.12(e)(i)(B) of the Credit Agreement:
$

a.	Reduction of Revolving Credit 2 Commitments pursuant to Section 2.12(e)(i)(C) of the Credit Agreement:
$

a.	Prepayment of Term B Loans pursuant to Section 2.12(e)(i)(D) of the Credit Agreement:
$

a.	Reduction of Revolving Credit 2 Commitments pursuant to Section 2.12(e)(i)(E) of the Credit Agreement:
$

a.	Prepayment of Term B Loans pursuant to Section 2.12(e)(i)(E) of the Credit Agreement:
$

[Signature Pages Follow]

__________________________________

1
Delivery of this certificate shall not be deemed to satisfy any requirements in the Credit Agreement relating to the delivery of prior written notice of a reduction in Commitments or repayment of Loans.

           IN WITNESS WHEREOF, the Borrower has duly executed this Secured Notes Issuance Certificate as of _______  __, 20__.

WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member
	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

By:
Name:

Exhibit A